Exhibit 10.1
AMENDMENT NO. 8 TO CREDIT AGREEMENT
          AMENDMENT NO. 8 TO CREDIT AGREEMENT dated as of March 19, 2008 (this “Amendment”) among (a) Cardtronics, Inc., a Delaware corporation (the “Borrower”), (b) ATM National, LLC, a Delaware corporation, Cardtronics Holdings, LLC, a Delaware corporation, Cardtronics, LP, a Delaware limited partnership, Cardtronics GP, Inc., a Delaware corporation, and Cardtronics LP, Inc., a Delaware corporation, (collectively, the “Guarantors”), (c) the Requisite Lenders party to the Credit Agreement referred to below and (d) BNP Paribas, as administrative agent (the “Administrative Agent”) for the Lenders.
          PRELIMINARY STATEMENTS:
          1. The Borrower, the Guarantors, the Lenders, the Administrative Agent and others have entered into a Third Amended and Restated First Lien Credit Agreement dated as of May 17, 2005, as amended by Amendment No. 1 to Credit Agreement dated as of July 6, 2005, Amendment No. 2 to Credit Agreement dated as of August 5, 2005, Amendment No. 3 to Credit Agreement dated as of November 17, 2005, Amendment No. 4 to Credit Agreement dated as of February 14, 2006, Amendment No. 5 to Credit Agreement dated as of September 29, 2006, Amendment No. 6 to Credit Agreement dated as of May 3, 2007 and Amendment No. 7 to Credit Agreement dated as of July 18, 2007 (as so amended, the “Credit Agreement”; capitalized terms used herein and not otherwise defined in this Amendment being used herein as defined in the Credit Agreement);
          2. The Borrower has requested that the Lenders amend the Credit Agreement as provided herein; and
          3. The Requisite Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below;
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Amendments to Credit Agreement. Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
          (a) Section 8.13(a) of the Credit Agreement is amended and restated as full to read as follows:

Test Period Ending:	Amounts:
March 31, 2008 and each fiscal quarter-end thereafter	$90,000,000
          SECTION 2. Conditions of Effectiveness of Amendment. (a) The amendments to the Credit Agreement set forth in Section 1 shall become effective on the date (the “Effective

2
Date”) when the Administrative Agent shall have received counterparts of this Amendment executed by (i) the Borrower and each Loan Party, (ii) the Administrative Agent, and (iii) each of the Requisite Lenders, or, as to any of the foregoing parties, advice satisfactory to the Administrative Agent that each of the foregoing parties has executed this Amendment.
          SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:
     (a) The execution, delivery and performance by each of the Borrower and each of the other Loan Parties of this Amendment and the consummation of the transactions contemplated hereby are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) its charter or by-laws or (ii) any law or any contractual restriction binding on or affecting it the contravention of which would be reasonably likely to have a Material Adverse Effect.
     (b) After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are correct in all material respects on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).
     (c) After giving effect to this Amendment, no event shall have occurred and be continuing that constitutes a Default.
          SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents.
     (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
     (b) Each of the Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Guaranty does and shall continue to guarantee the Guaranteed Obligations, in each case, as amended by this Amendment.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of

3
which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrower

CARDTRONICS, INC.

By	/s/ Tres Thompson
	Name:	Tres Thompson
	Title:	Chief Accounting Officer

Guarantors ATM NATIONAL, LLC
By:	/s/ Tres Thompson
	Name:	Tres Thompson
	Title:	Chief Accounting Officer

CARDTRONICS, LP
By:	CARDTRONICS GP, INC.,
its general partner

By:	/s/ Tres Thompson
	Name:	Tres Thompson
	Title:	Chief Accounting Officer

CARDTRONICS GP, INC.
By:	/s/ Tres Thompson
	Name:	Tres Thompson
	Title:	Chief Accounting Officer

CARDTRONICS LP, INC.
By:	/s/ Tres Thompson
	Name:	Tres Thompson
	Title:	Chief Accounting Officer

CARTRONICS HOLDINGS, LLC
By:	/s/ Tres Thompson
	Name:	Tres Thompson
	Title:	Chief Accounting Officer

BNP PARIBAS, as Administrative Agent
By	/s/ David A. Alderson
	Name:	David A. Alderson
	Title:	Vice President

By	/s/ Kristine E. Lapic
	Name:	Kristine E. Lapic
	Title:	Vice President

Lenders: BNP PARIBAS, as Lender
By	/s/ David A. Alderson
	Name:	David A. Alderson
	Title:	Vice President

By	/s/ Kristine E. Lapic
	Name:	Kristine E. Lapic
	Title:	Vice President

Lenders: AMEGY BANK NATIONAL ASSOCIATION
By	/s/ David C. Moriniere
	Name:	David C. Moriniere
	Title:	Vice President

Lenders: Compass Bank
By	/s/ Payton K. Swope
	Name:	Payton K. Swope
	Title:	Vice President

Lenders: Bank of America, N.A.
By	/s/ Gary L. Mingle
	Name:	Gary L. Mingle
	Title:	Senior Vice President

Lenders: JPMorgan Chase Bank, N.A.
By	/s/ Michael Becker
	Name:	Michael Becker
	Title:	Vice President

Lenders: Wells Fargo Bank N.A., as Lender
By	/s/ John Kallina
	Name:	John Kallina
	Title:	Vice President

Lenders: Allied Irish Bank, plc
By	/s/ Gregory J. Wiske
	Name:	Gregory J. Wiske
	Title:	Vice President Investment Advisor to AIB Debt Management, Limited

By	/s/ Joanne Gibson
	Name:	Joanne Gibson
	Title:	Assistant Vice President Investment Advisor to AIB Debt Management, Limited